UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2010

WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation) Number)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification

123 W. Mills Ave., Suite 200
 El Paso, Texas 79901
 (Address of principal executive offices)

(915) 534-1400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

     Beginning on September 28, 2010, and at other times thereafter, Western Refining, Inc. (the “Company”) intends to present a PowerPoint slide presentation entitled “Investor Update September 2010” to various institutions, funds and investors. A copy of the presentation will be available beginning September 28, 2010, on the Investor Relations section of Western Refining’s website at www.wnr.com.  The presentation will be archived on the Investor Relations section of Western Refining’s website and will remain available until October 4, 2010.

     The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.
By:	/s/ Lowry Barfield
	Name:	Lowry Barfield
	Title:	Senior Vice President – Legal, General Counsel and Secretary

Dated: September 28, 2010